Exhibit 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Thomas Pacheco, Executive Vice President, Chief Financial Officer and Chief Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Acushnet Holdings Corp.

Date: November 3, 2022

/s/ THOMAS PACHECO
Name: Thomas Pacheco
Executive Vice President, Chief Financial Officer and Chief Accounting Officer